SunCoke Energy, Inc. Q1 2020 Earnings Conference Call Exhibit 99.2

This slide presentation should be reviewed in conjunction with the First Quarter 2020 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on May 8, 2020. This conference call contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements include statements that are not strictly historical facts, and include, among other things, statements regarding: our expectations of financial results, condition and outlook; anticipated effects of the COVID-19 pandemic and responses thereto, including the pandemic’s impact on general economic and market conditions, as well as on our business, our customers, our results of operations and financial condition; anticipated actions to be taken by management to sustain SunCoke during the economic uncertainty caused by the pandemic and related business actions; and anticipated actions by governments to contain the spread of COVID-19 or mitigate the severity thereof. Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. Forward-looking statements are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to domestic and international economic, political, business, operational, competitive, regulatory and/or market factors affecting SunCoke, as well as uncertainties related to: pending or future litigation, legislation or regulatory actions; liability for remedial actions or assessments under existing or future environmental regulations; gains and losses related to acquisition, disposition or impairment of assets; recapitalizations; access to, and costs of, capital; the effects of changes in accounting rules applicable to SunCoke; and changes in tax, environmental and other laws and regulations applicable to SunCoke's businesses. Currently, such risks and uncertainties also include: SunCoke’s ability to manage its business during and after the COVID-19 pandemic; the impact of the COVID-19 pandemic on SunCoke’s results of operations, revenues, earnings and cash flows; SunCoke’s ability to reduce costs and capital spending in response to the COVID-19 pandemic; SunCoke’s balance sheet and liquidity throughout and following the COVID-19 pandemic; SunCoke’s prospects for financial performance and achievement of strategic objectives following the COVID-19 pandemic; capital allocation strategy following the COVID-19-related outbreak; and the general impact on our industry and on the U.S. and global economy resulting from COVID-19, including actions by domestic and foreign governments and others to contain the spread, or mitigate the severity, thereof. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events or otherwise after the date of this press release except as required by applicable law. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors, see SunCoke's Securities and Exchange Commission filings such as its annual and quarterly reports and current reports on Form 8-K, copies of which are available free of charge on SunCoke's website at www.suncoke.com. All forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this release also could have material adverse effects on forward- looking statements. Forward-Looking Statements

COVID-19 Response and Q1 2020 Highlights SunCoke deemed essential business in every state where it operates and all facilities remain open Took proactive and enhanced measures to protect the health and safety of our employees and contractors: Screening process while entering at each site Revised work schedule and cleaning procedures Only essential employees allowed in work place COVID-19 Internal task force Minimal COVID-19 impact on Q1 2020 results; Delivered Q1 ‘20 Adjusted EBITDA of $62.1M Continued solid operating performance across the coke fleet; ~63Kt increase in production compared to prior year period, driven by Indiana Harbor rebuilt ovens Foresight Energy filed for Chapter 11 bankruptcy during the quarter; Currently shipping coal for Javelin in 2020 and negotiating a longer term contract at CMT Withdrawing 2020 guidance as we explore contract restructuring alternatives with our customers to address short-term market challenges

Q1 2020 Financial Performance See appendix for a definition and reconciliation of Adjusted EBITDA Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke. Q1 ‘20 EPS of $0.06 per share, down $0.09 per share from the prior year quarter Mainly driven by Logistics segment performance Adjusted EBITDA(1) of $62.1M, down $5.2M from the prior year quarter Coke operations up $4.5M, continued strong performance across the coke segment Logistics segment down $9.4M driven by lower CMT throughput volumes ($/share) ($ in millions) Diluted EPS Adj. EBITDA(1) $0.15 Q1 ‘20 $0.06 Q1 ‘19 Q1 ‘20 Q1 ‘19 Q1 2020 Earnings Review

Adjusted EBITDA(1) – Q1 ‘19 to Q1 ‘20 See appendix for a definition and reconciliation of Adjusted EBITDA (1) Higher coke volumes Lower volumes and price at CMT ($ in millions) (1) Q1 ‘20 performance driven by lower contribution from CMT partially offset by strong performance in Domestic Coke segment

Domestic Coke Business Summary

6

Strong Q1 '20 cokemaking performance driven by higher production at IHO

Domestic Coke Performance



(Coke Production, Kt)
$58/ton
$55/ton
$57/ton
$48/ton
$60/ton
1,006
1,030
1,059
1,073
1,069
152
156
264
252
182
155
168
278
248
183
160
174
285
256
184
149
171
279
290
184
157
168
271
292
181
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Sales Tons
1,004K
1,030K
1,057K
1,080K
1,064K
Adjusted EBITDA/ton(1)
Granite City
Indiana Harbor
Middletown
Haverhill
Jewell

Delivered Adj. EBITDA/ton[1] of ~$60 vs. ~$58 in Q1 '19

- Increased production across the fleet
- Lower coal-to-coke yield gains due to lower coal price offset by lower O&M costs

(1) See appendix for a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton

SunCoke Energy®

Logistics Business Summary (Tons Handled, Kt) Logistics segment contributed $3.3M to Q1 ‘20 Adj. EBITDA CMT contributed $1.3M to Q1 ‘20 Adj. EBITDA driven by lower volumes and lower price $10.0M $8.5M $7.4M CMT Adj. EBITDA $1.3M (1) See appendix for a definition and reconciliation of Adjusted EBITDA. Lower throughput volumes and price at CMT driving Logistics results (1) $5.2M Logistics Performance $8.5M M M M $3.3M

Revolver Availability: $88.2M (Consolidated) Q1 ’20 Total Debt $944.5M Gross Leverage(1) 3.89x Net Leverage(1) 2.92x Gross leverage and Net leverage for Q1 2020 calculated using Last Twelve Month(LTM) Adjusted EBITDA Average bond repurchase price of $0.743 per $1.00 face value Average share repurchase price of $4.29 per share Repurchased ~1.6M shares (3) Q1 2020 Liquidity Maintain strong liquidity position of ~$324M; Revolver drawdown to increase cash position and preserve financial flexibility ($ in millions) $12M Face value of 2025 Senior Notes retired (2) Dividend of $0.06 per share of SXC

Protect the safety and well-being of employees and contractors during this health crisis Successfully Navigate through the Pandemic Crisis Continue to deliver strong operational performance and asset optimization while following safety guidelines Deliver Operational Excellence and Optimize Asset Base Business model based on long-term partnership with customers; Support our customers to help them navigate through current crisis while providing long-term stability Support Customer Base and Successful Relief Negotiation Ensure that assets are safeguarded during the current crisis to minimize any potential negative financial impact in the long-term Maintain Asset Integrity for Long-Term Viability 2020 Revised Key Initiatives

APPENDIX

Adjusted EBITDA represents earnings before interest, loss (gain) on extinguishment of debt, taxes, depreciation and amortization (“EBITDA”), adjusted for impairments, loss on extinguishment of debt, changes to our contingent consideration liability related to our acquisition of CMT, and/or transaction costs incurred as part of the Simplification Transaction. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Definitions

Reconciliation to Adjusted EBITDA and Adjusted EBITDA attributable to SXC In connection with the CMT acquisition, the Company entered into a contingent consideration arrangement that required the Company to make future payments to the seller based on future volume over a specified threshold, price and contract renewals. Contingent consideration adjustments were primarily the result of modifications to the volume forecast. Customer events during the third quarter of 2019 drove a decrease in our forecast such that the contingent consideration liability was reduced to zero. Costs expensed by the Partnership associated with the Simplification Transaction. Reflects non-controlling interests in Indiana Harbor and the portion of the Partnership owned by public unitholders prior to the closing of the Simplification Transaction

Adjusted EBITDA and Adjusted EBITDA per ton (1) Corporate and Other includes the results of our legacy coal mining business.

Balance Sheet & Debt Metrics